                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2005

                            RelationServe Media, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          333-119632                                   43-2053462
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    (Commission File Number)               (IRS Employer Identification Number)

             6700 N. Andrews Avenue, Fort Lauderdale, Florida 33309
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                    (Address of Principal Executive Offices)

                                 (954) 202-6000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
/ / Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
/ /  Pre-commencement  communications  pursuant  to  Rule  13-e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

     The following information is furnished with regard to all securities sold within the past three years that were not registered under the Securities Act of
1933, as amended (the "Securities Act") and which were previously not reported.
The issuances described hereunder were made in reliance upon the exemptions from the registration set forth in Section 4(2) of the Securities Act or Regulation
D, of the Securities Act.

     On June 30, 2005 we completed a private offering of Units to "accredited investors" as that term is defined in Regulation D of the Securities Act, with each Unit consisting of 50,000 shares of our common stock, $0.0001 par value per share ("Common Stock"), and a three-year warrant to purchase 25,000 shares of
Common Stock at $3.50 per share (the "Offering"). We received and accepted
$2,000,000 of subscriptions in the Offering. The Units were issued in reliance on an exemption from registration provided under Regulation D of the Securities
Act and are restricted securities as defined by the Securities Act.

ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On June 30, 2003, we increased the size of our Board of Directors from two to three directors. In accordance with our by-laws for filling newly-created board vacancies, our Board of Directors appointed Mandee Heller Adler, our Chief
Executive Officer, to serve as an additional director of our company. It is expected that Ms. Adler will also be appointed to the Compensation Committee of our Board of Director, when organized.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

b)   Exhibits

Exhibit No.                 Exhibits
-----------                 --------

4.1                         Form of Subscription Agreement

4.2                         Form of Warrant

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2005                   By:  /s/ Danielle Karp
                                            ------------------------------------
                                            Name:  Danielle Karp
                                            Title: President and Secretary

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                                  EXHIBIT INDEX

Exhibit No.     Exhibits
-----------     --------

4.1             Form of Subscription Agreement

4.2             Form of Warrant

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